EXHIBIT 23.2

                                     ARTHUR
                                    ANDERSEN

                                                     ---------------------------
                                                     Arthur Andersen LLP

                                                     ---------------------------
                                                     1345 Avenue of the Americas
                                                     New York, NY  10105-0032


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated August 12, 1998 (and to all references to our Firm) included in or made part of this Registration Statement on Form S-8 of Cohoes Bancorp, Inc. related to the Cohoes Savings Bank 401(k) Savings Plan.

                                                     /s/ Arthur Andersen LLP

New York, New York
January 19, 1999